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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K
                                -----------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 24, 2005


                          BROOKMOUNT EXPLORATION, INC.

             (Exact Name of Registrant as Specified in Its Charter)

         Nevada
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission          (IRS Employer
 of incorporation)                      File Number)      Identification No.)



                  600-666 Burrard Street,Vancouver, BC, V6C 2X8
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (604) 676-5244


                                 Not Applicable
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

We entered into a mineral property purchase agreement, as amended, with Mr. Peter Flueck dated January 24, 2005, providing for our acquisition of a 100% interest in the Mercedes 100 mineral property located in Comas District, Concepcion Department, Junin Province, Peru. Mr. Flueck acts as our president and a director.

In order to acquire a 100% interest in the Mercedes 100 property, we are required to pay $22,500.00 to Mr. Flueck and issue a total of 5,000,000 shares of restricted common stock in our capital as follows:

               Name of Shareholder              Number of Shares

                 Peter Flueck                      2,900,000
                 Victor Stillwell                  1,050,000
                 Zaf Sungur                        1,050,000

Peter Flueck, Victor Stillwell and Zaf Sungur act as our directors.

SECTION 2.   FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

We completed the transaction disclosed in Item 1.01 above on February 16, 2005. The source of funds for the cash payment that constituted part of the consideration paid at closing of the transaction was from our cash on hand.

                             Description of Business

In General

We are an exploration stage mineral exploration company. As such, there is no assurance that a commercially viable mineral deposit exists on our mineral property interests, namely the Mercedes 100 property located in Peru and the Brookmount property located in Quebec. Further exploration will be required before a final evaluation as to the economic feasibility of our properties is determined. Economic feasibility refers to a formal evaluation completed by an engineer or geologist which confirms that the property can be successfully operated as a mine.

We are engaged in the acquisition, and exploration of mineral properties with a view to exploiting any mineral deposits we discover that demonstrate economic feasibility.

Our plan of operation is to conduct exploration work on the Mercedes 100 property in order to ascertain whether it possesses economic quantities of silver, zinc and gold. There can be no assurance that economic mineral deposits or reserves, exist on the Mercedes property until appropriate exploration work is done and an economic evaluation based on such work concludes that production of minerals from the property is economically feasible.

Mineral property exploration is typically conducted in phases. Each subsequent phase of exploration work is recommended by a geologist based on the results from the most recent phase of exploration.

We have not yet commenced the initial phase of exploration on the Mercedes property. Once we complete each phase of exploration, we will make a decision as to whether or not we proceed with each successive phase based upon the analysis of the results of that program. Our directors will make this decision based upon the recommendations of the independent geologist who oversees the program and records the results.

Even if we complete the currently recommended exploration programs on the Mercedes property and they are successful, we will need to spend substantial additional funds on further drilling and engineering studies before we will ever know if there is a commercially viable mineral deposit, a reserve, on the property.

The Mercedes property is without known reserves. Our proposed programs are exploratory in nature.

Title to the Mercedes 100 property

The Mercedes 100 property consists of six mineral claims. We are the beneficial owner of a 100% interest in the claims. There are no other underlying agreements or interests in the property.

Specifics of the six mineral claims are as follows:

                                                          Claim Area
          Claim Name                Claim Number          (Hectares)
          ----------                ------------          ----------

          Mercedes 100            C-08020145X011          450.00
          Celeste                 C-010151600             298.84
          Celeste No. 2           C-010151500             218.58
          Celeste No. 4           C-010151700             200.00
          Nuevo Herraje Cuatro    C-010154100             996.96
          Nueva Charo             C-010051101             446.93

Acquisition and Maintenance of Mineral Rights in Peru

The general mining law of Peru defines and regulates all mining activity, from sampling and prospecting to commercialization, exploitation and processing. Mining concessions are granted in defined areas generally ranging from 100 to 1,000 hectares in size. Mining titles are irrevocable and perpetual, as long as the titleholder maintains payment of government fees. No royalties or other production-based monetary obligations are imposed on holders of mining concessions. Instead, a holder of mineral concessions must pay an annual maintenance fee of $3.00 per hectare for each concession actually acquired or for a pending application by June 30 of each year. The concession holder must sustain a minimum level of annual commercial production of greater than $100 per hectare in gross sales within eight years of the granting of the concession or, if the concession is not yet in production, the annual rental increases to $4.00 per hectare for the ninth through fourteenth years of the granting of the concession and to $10.00 per hectare thereafter. The concession will terminate if the annual fee is not paid for three years in total or for two consecutive years. The term of the concession is indefinite as long as the property is maintained by payment of rental fees.

The Peruvian Constitution and the Civil Code protect a mineral title holder with the same rights as a private property holder. The holder's rights are distinct and independent from the ownership of the land on which it is located, even when both belong to the same person. Mining rights are defensible against third parties, transferable, chargeable and may be the subject of any contract or transaction.

Description, Location and Access

The Mercedes 100 property is accessed from Lima by an excellent paved mountain highway to Concepcion, just 10 kilometers short of the provincial capital of Huancayo, then by a paved road to Santa Roda de Ocopa. A good all-weather gravel road connects Ocopa with Satipo, a village in the Amazonas river basin. The Mercedes Mine camp is 36 kilometers from Santa Rosa.

Although the property is within 12 degrees south of the equator, it lies between 4,300 and 4,500 meters above sea level in an area that is treeless and cold. There are two main seasons in the region of the property: a dry cool winter with sunny days and cold nights (to -4(0) Celsius) lasting from May to October, and a wet, cool summer that lasts from November to April and is characterized for its intense rains, snow and hail storms and average temperatures of 8(0) Celsius.

A 33 kilovolt power line follows the main gravel road past the Mercedes 100 property. Pomamanta, the nearest village to the property, about five kilometers to the east, is electrified on a limited basis. The line is 4.5 kilometres from the property site. Water for mining and drilling is available from streams and seeps in the hills above the property.

Nearby towns such as Concepcion and Huancayo are modern and offer most necessities. There is a narrow guage railroad from Lima to Huancayo. This connects the mining and smelting center of La Oroya, 130 kilometers to the west.

On the property site, there is a large brick building that could be refurnished to serve as a camp for 20 to 30 people.

Mineralization and Exploration History

In the 1990's, Leader Mining Inc. entered into an option agreement with Mr. Peter Flueck for a 50% working interest in the property and commissioned MPH Geological Consulting to assess the property's potential in 1996. Although the report contained a range of values of zinc, lead, gold and silver mineralization found on the property, as well as calculations of proven, potential, probable and possible reserves, we do not have sufficient information that would be necessary to determine if these figures are accurate or were calculated in accordance with acceptable mining standards.

Prior to our acquisition of the Mercedes 100 property, approximately $3,000,000 has been spent on the property. Most of these funds were spend on road building, re-opening underground workings on the property, topographical surveys, metallurgical tests, several exploitation campaigns and numerous sampling programs.

Geological Report: Mercedes 100 property

We have obtained a geological report on the Mercedes 100 property that was prepared by Guillermo Salazar, a professional geologist, of Calgary, Alberta. We commissioned the report in March 2004. The geological report summarizes the results of previous exploration on the Mercedes 100 property and makes a recommendation for further exploration work.

In his report, Mr. Salazar recommends further exploration of the Mercedes 100 property that would include the following:

1. Survey of the property's several know showings, adits and trenches. It is recommended that be done by confirming that the property boundaries are properly located, that the portals, adits and trenches are re-located with respect to the property boundaries and to other cultural and topographic features such as access roads, camps, mine dumps and main rivers.

2. There is about 200 tonnes of run-of-mine mineral in 50 kilogram sacks stacked along the road near the property. The sacks are in variable states of deterioration. They are, however, readily available for shipping if a nearby mill were to take the material for processing. The cost to us would include the cost of check assaying, re-sacking and transportation to the mill. Preliminary sampling of this rock indicates an average of 8.73 ounces per ton silver and 1.34% zinc. Mr. Salazar recommends that this be investigated.

3. A drilling program consisting of sixteen drill holes and totaling 1,810 meters designed to test prospective areas of the claims is recommended.

4. The geological interpretation of the claims needs to be confirmed. This requires the following:

o a satellite image interpretation map. The primary objective of this would be to define the trace continuity of the faults and veins recognized on the property

o a structural airphoto and geological map. The airphotos used for this map could also be used to produce a ground controlled topographic map without the errors in the government data packages. The required detail of this recommendation depends on the results from the survey described in paragraph one above.

o the results from these studies should be followed up with careful prospecting of the targets thus defined.

Mr. Salazar proposes the following budget for exploration:

Survey the property's showings, adits and trenches:            $7,500
Truck rental (30 days at $100 per day):                        $3,000
Check assaying of 220 tonnes, re-sacking of material
and identification of potential purchasers:                   $10,000
Application for drilling permits:                              $3,000
Drilling of 1,800 meters in 16 holes:                        $271,500
Permit closure reporting:                                      $3,000
Satellite interpretation of alteration and lineaments:        $10,000
Testing of sacked mineralized rock (30 samples at $20 each):     $600
Drill core testing (300 samples at $20 each):                  $6,000
Gridding work:                                                $75,000
Report writing:                                               $15,000
Office and administration:                                     $7,500
Miscellaneous:                                                $40,000

Total:                                                       $449,100

Compliance with Government Regulation

The General Mining Law of Peru is the primary body of law with regards to environmental regulations. It is administered by the Ministry of Energy and Mines (the "MEM"). The MEM can require a mining company to prepare an environmental evaluation, an environmental impact assessment, a program for environmental management and adjustment and a closure plan. Mining companies are also subject to annual environmental audits.

A mining company that has completed its permitted exploration program must submit an impact study when applying for a new concession, to increase the size of its existing processing operations by more than 50% or to execute any other mining project. A company must also set forth its plan for compliance with the environmental laws and regulations, including its planned mining works, investments, monitoring systems, waste management control and site restoration. The plan is considered approved if the MEM does not respond after 60 days of filing. If the MEM or an "interested party" can show just cause, the plan may be modified during first year.

A mining company must also submit a closure plan for each component of its operations. The closure plan must outline the measures that will be taken to protect the environment over the short, medium and long term from solids, liquids and gasses generated by the mining works. The General Mining Law of Peru has in place a system of sanctions or financial penalties that can be levied against a mining company not in compliance with the environmental regulations.

Employees

We have no employees as of the date of this prospectus other than our three directors.

Research and Development Expenditures

We have not incurred any other research or development expenditures since our incorporation.

Subsidiaries

We do not have any subsidiaries.

Patents and Trademarks

We do not own, either legally or beneficially, any patents or trademarks.

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

Pursuant to the mineral property acquisition described in Item 1.01 above, we issued 5,000,000 shares of restricted common stock in our capital as follows:

               Name of Shareholder              Number of Shares

                 Peter Flueck                      2,900,000
                 Victor Stillwell                  1,050,000
                 Zaf Sungur                        1,050,000

Peter Flueck, Victor Stillwell and Zaf Sungur all act as our directors.

The following table sets forth information regarding the beneficial ownership of our shares of the common stock, the only issued class of our securities, at February 2, 2005 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of common stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of the Agreement. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

                             NAME OF           SHARES OF
         TITLE OF CLASS   BENEFICIAL OWNER     COMMON STOCK     PERCENT OF CLASS
         --------------   ----------------     ------------     ----------------

            Common        Peter Flueck          4,825,000               31.56%
                          18912-121 Ave. N.W.
                          Edmonton, Alberta
                          T5V 1R3


            Common        Victor Stillwell      1,680,000               10.99%
                          16 Douglas Woods Park S.E.
                          Calgary, Alberta
                          T2Z 2K6

            Common        Zaf Sungur            1,365,000               8.93%
                          837 West Hastings St.
                          Suite 1904 Vancouver, B.C.
                          V6B 1B6

                          DIRECTORS AND         7,870,000               51.48%
                          OFFICERS AS A
                          GROUP

As of February 16, 2005, we had 15,284,848 shares of common stock issued and outstanding.

                                  Risk Factors

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below and the other information in this prospectus before investing in our common stock. If any of the following risks occur, our business, operating results and financial condition could be seriously harmed. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.

IF WE DO NOT OBTAIN ADDITIONAL FINANCING, OUT BUSINESS WILL FAIL.

Our current operating funds are less than necessary to complete all intended exploration on the Mercedes 100 property, and therefore we will need to obtain additional financing in order to complete our business plan.

Our  business  plan  calls  for  significant  expenses  in  connection  with the exploration of the Mercedes 100 property. While we have sufficient funds to conduct initial exploration on the property, we will require additional financing in order to determine whether the property contains economic mineralization and to cover our anticipated administrative costs. We will also require additional financing if the costs of the exploration of the Mercedes 100 property are greater than anticipated. Even after completing all proposed exploration, we will not know if we have a commercially viable mineral deposit.

We will require additional financing to sustain our business operations if we are not successful in earning revenues once exploration is complete. We do not currently have any arrangements for financing and may not be able to find such financing if required. Obtaining additional financing would be subject to a number of factors, including the market price for gold, silver and zinc, investor acceptance of our property and general market conditions. These factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

The most likely source of future funds presently available to us is through the sale of equity capital. Any sale of share capital will result in dilution to existing shareholders. The only other anticipated alternative for the financing of further exploration would be advances from related parties and joint venture or sale of a partial interest in the Mercedes 100 property to a third party in exchange for cash or exploration expenditures, which is not presently contemplated.

BECAUSE WE HAVE ONLY RECENTLY COMMENCED BUSINESS OPERATIONS, WE FACE A HIGH RISK OF BUSINESS FAILURE.

We have not yet commenced exploration on the Mercedes 100 property. Accordingly, we have no way to evaluate the likelihood that our business will be successful. To date, we have been involved primarily in organizational activities and the acquisition of mineral properties. We have not earned any revenues as of the date of this report. Potential investors should be aware of the difficulties normally encountered by new mineral exploration companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the exploration of the mineral properties that we plan to undertake. These potential problems include, but are not limited to, unanticipated problems relating to exploration, and additional costs and expenses that may exceed current estimates.

Prior to completion of our exploration stage, we anticipate that we will incur increased operating expenses without realizing any revenues. We therefore expect to incur significant losses into the foreseeable future. We recognize that if we are unable to generate significant revenues from development of the Merecedes 100 property and the production of minerals from the claims, we will not be able to earn profits or continue operations.

There is no history upon which to base any assumption as to the likelihood that we will prove successful, and it is doubtful that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will most likely fail.

BECAUSE OF THE SPECULATIVE NATURE OF EXPLORATION OF MINING PROPERTIES, THERE IS A SUBSTANTIAL RISK THAT OUR BUSINESS WILL FAIL.

The search for valuable minerals as a business is extremely risky. Exploration for minerals is a speculative venture necessarily involving substantial risk. Problems such as unusual or unexpected formations and other conditions are involved in mineral exploration and often result in unsuccessful exploration efforts. In such a case, we would be unable to complete our business plan.

BECAUSE MANAGEMENT HAS NO TECHNICAL EXPERIENCE IN MINERAL EXPLORATION, OUR BUSINESS HAS A HIGHER RISK OF FAILURE.

None of our directors has any professional training or technical credentials in the exploration, development and operation of mines. As a result, we may not be able to recognize and take advantage of potential acquisition and exploration opportunities in the sector without the aid of qualified geological consultants. As well, with no direct training or experience, our management may not be fully aware of the specific requirements related to working in this industry. Their decisions and choices may not be well thought out and our operations and ultimate financial success may suffer irreparable harm as a result.

BECAUSE OF THE INHERENT DANGERS INVOLVED IN MINERAL EXPLORATION, THERE IS A RISK THAT WE MAY INCUR LIABILITY OR DAMAGES AS WE CONDUCT OUR BUSINESS.

The search for valuable minerals involves numerous hazards. As a result, we may become subject to liability for such hazards, including pollution, cave-ins and other hazards against which we cannot insure or against which we may elect not to insure. The payment of such liabilities may have a material adverse effect on our financial position.

IF WE BECOME SUBJECT TO BURDENSOME GOVERNMENT REGULATION OR OTHER LEGAL UNCERTAINTIES, OUR BUSINESS WILL BE NEGATIVELY AFFECTED.

There are several governmental regulations that materially restrict mineral property exploration and development. Under Peruvian mining law, to engage in certain types of exploration will require work permits. While these current laws will not affect our current exploration plans, when we proceed with drilling operations on the Mercedes 100 property, we will incur modest regulatory compliance costs.

BECAUSE OUR DIRECTORS OWN o% OF OUR OUTSTANDING COMMON STOCK, THEY COULD MAKE AND CONTROL CORPORATE DECISIONS THAT MAY BE DISADVANTAGEOUS TO OTHER MINORITY SHAREHOLDERS.

Our directors own approximately o% of the outstanding shares of our common stock. Accordingly, they will have a significant influence in determining the outcome of all corporate transactions or other matters, including mergers, consolidations, and the sale of all or substantially all of our assets. They will also have the power to prevent or cause a change in control. The interests of our directors may differ from the interests of the other stockholders and thus result in corporate decisions that are disadvantageous to other shareholders.

Forward-Looking Statements

This report contains forward-looking statements that involve risks and uncertainties. We use words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements. You should not place too much reliance on these forward-looking statements. Our actual results may differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in the "Risk Factors" section and elsewhere in this prospectus.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

We will provide financial statements in accordance with the requirements of Item
9.01 in accordance with the deadlines imposed by Item 9.01(4) of the instructions to Form 8-K, namely within 71 calendar days after the date that this initial report is required to be filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Brookmount Exploration, Inc.
                                            a Nevada corporation


                                            By: Peter Flueck
                                            -----------------------------
                                            Peter Flueck, President



DATED:  February 16, 2005